UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2017

Walker & Dunlop, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-35000	80-0629925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 Wisconsin Avenue Suite 1200E Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 215-5500

Not applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Term Loan Amendment

On November 16, 2017, Walker & Dunlop, Inc. (the “Company”), entered into a Second Amendment to Credit Agreement (the “Amendment”) with certain subsidiary guarantors, the lenders referred to therein and Wells Fargo Bank, National Association, as administrative agent (the “Agent”). The Amendment amends that certain Credit Agreement, dated as of December 20, 2013, by and among the Company, certain subsidiary guarantors, the lenders referred to therein, the Agent, and Wells Fargo Securities, LLC (as amended from time to time).

The Amendment, among other things, lowers the applicable margin to 3.00% with respect to LIBOR Rate Loans and to 2.00% with respect to Base Rate Loans. The Amendment also contains customary representations and warranties of the Company.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The Agent and its affiliates have various relationships with the Company involving the provision of financial services, including other credit facilities with the Company’s affiliates, cash management, investment banking, trust and other services.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1

Second Amendment to Credit Agreement, dated as of November 16, 2017, by and between Walker & Dunlop, Inc., certain subsidiary guarantors, the lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent.

EXHIBIT INDEX

Exhibit Number	Description
10.1

Second Amendment to Credit Agreement, dated as of November 16, 2017, by and between Walker & Dunlop, Inc., certain subsidiary guarantors, the lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALKER & DUNLOP, INC.
(Registrant)

Date: November 17, 2017	By:	/s/ Stephen P. Theobald
		Name:	Stephen P. Theobald
		Title:	Executive Vice President, Chief Financial Officer & Treasurer